[A1A] [A1B] [A2] [A3] [A4] [A5]

EXHIBIT A-1

FORM OF CLASS [A1A] [A1B] [A2] [A3] [A4] [A5]

CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE “CODE”).

PURSUANT TO SECTION 5.02(c) OF THE AGREEMENT, AN ERISA-RESTRICTED SWAP CERTIFICATE OR ANY INTEREST HEREIN MAY NOT BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE A REPRESENTATION LETTER TO THE EFFECT THAT THE ACQUISITION AND HOLDING OF SUCH CERTIFICATE, THROUGHOUT THE PERIOD THAT IT HOLDS SUCH CERTIFICATE, WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE WHICH IS NOT COVERED BY PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23, THE NON-FIDUCIARY SERVICE PROVIDER EXEMPTION UNDER SECTION 408(b)(17) OF ERISA OR SOME OTHER APPLICABLE EXEMPTION.  IN THE EVENT THE REPRESENTATIONS REFERRED TO IN THE PRECEDING SENTENCE ARE NOT FURNISHED, SUCH REPRESENTATIONS SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUSTEE BY THE TRANSFEREE’S ACCEPTANCE OF THIS CERTIFICATE, OR BY ANY BENEFICIAL OWNER WHO PURCHASES AN INTEREST IN THIS CERTIFICATE IN BOOK-ENTRY FORM.  IN THE EVENT THAT A REPRESENTATION IS VIOLATED, THE ATTEMPTED TRANSFER OR ACQUISITION OF THIS CERTIFICATE SHALL BE VOID AND OF NO EFFECT.

Series RFC 2007-HE1, Class A_

Aggregate Certificate Principal Balance of the Class A_ Certificates as of the Issue Date:	$_____________
Pass-Through Rate:	Floating
Date of Pooling and Servicing Agreement:	January 1, 2007
Denomination:	$____________
First Distribution Date:	February 26, 2007
Servicer:	Select Portfolio Servicing, Inc.
Trustee:	U.S. Bank National Association
Issue Date:	February 6, 2007
No. ____	CUSIP: ____________

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN.  ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

ASSET BACKED PASS THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the “Trust Fund”) consisting primarily of a pool of conventional one- to four-family, fixed-rate and adjustable-rate, first and second lien residential mortgage loans (the “Mortgage Loans”) formed and sold by

ASSET BACKED SECURITIES CORPORATION

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED SECURITIES CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

This certifies that ____________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class [A1A] [A1B] [A2] [A3] [A4] [A5] Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class [A1A] [A1B] [A2] [A3] [A4] [A5] Certificates created pursuant to a Pooling and Servicing Agreement, dated as specified above (the “Agreement”), among Asset Backed Securities Corporation (hereinafter called the “Depositor,” which term includes any successor entity under the Agreement), the Seller, the Servicer, the Loan Performance Advisor and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a “Distribution Date”), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class [A1A] [A1B] [A2] [A3] [A4] [A5] Certificates on such Distribution Date pursuant to the Agreement.

All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.  Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

The Pass-Through Rate applicable to the calculation of interest payable with respect to this Certificate on any Distribution Date shall equal a rate per annum equal to the lesser of (i) the One-Month LIBOR plus _____%, in the case of each Distribution Date through and including the Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans (and properties acquired in respect thereof) remaining in the Trust Fund is reduced to less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, or One-Month LIBOR plus _____% per annum, in the case of any Distribution Date thereafter, and (ii) the related Net WAC Rate for such Distribution Date.

This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass Through Certificates of the Series specified on the face hereof (herein called the “Certificates”) and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.  As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including, without limitation, reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

The Agreement permits, with certain exceptions and conditions provided therein, the amendment thereof and the modification of the rights and obligations of the Depositor, the Seller, the Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Seller, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights and with consent of the Swap Counterparty to the extent described in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Servicer, the Seller, the Trustee, and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Servicer, the Seller, the Depositor, the Trustee or any such agent shall be affected by any notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans.  The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement.  The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans and any REO properties owned by the Trust at the time of purchase being less than 10% of the sum of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  February __, 2007

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

By:__________________________________

Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Classes of Certificates referred to in the within-mentioned Agreement.

U.S. BANK NATIONAL ASSOCIATION,

as Certificate Registrar

By:__________________________________

Authorized Signatory

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM

- as tenants in common

UNIF GIFT MIN ACT -

Custodian

(Cust)

(Minor)

TEN ENT

- as tenants by the entireties

under Uniform Gifts

to Minors Act

JT TEN

- as joint tenants with right

_________________

if survivorship and not as

(State)

tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: _______________________________________________________

Dated:

______________________________________

Signature by or on behalf of assignor

______________________________________

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________________________________________

for the account of _______________________________, account number _________________, or, if mailed by check, to _______________________________________________________.

Applicable statements should be mailed to ________________________________________

This information is provided by __________________________, the assignee named above, or ____________________________, as its agent.

[M1] [M2] [M3] [M4] [M5] [M6] [M7] [M8] [M9] [M10] [M11]

EXHIBIT A-2

FORM OF CLASS [M1] [M2] [M3] [M4] [M5] [M6] [M7] [M8] [M9] [M10] [M11] CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE “CODE”).

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A1A, CLASS A1B, CLASS A2, CLASS A3, CLASS A4, CLASS A5, [CLASS M1] [, CLASS M2] [, CLASS M3] [,CLASS M4] [,CLASS M5] [,CLASS M6] [,CLASS M7] [,CLASS M8] [,CLASS M9] [,CLASS M10 AND CLASS M11] CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN (THE “AGREEMENT”).

[ONLY FOR PRIVATE CERTIFICATES]  [THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.]

PURSUANT TO SECTION 5.02(c) OF THE AGREEMENT, THIS CERTIFICATE MAY NOT BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE (A)(I) IF THE RATING OF THIS CERTIFICATE IS BELOW INVESTMENT GRADE UPON ACQUISITION, A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE CODE OR A PERSON USING THE ASSETS OF SUCH A PLAN OR ARRANGEMENT OR (II) IF THE PURCHASER IS AN INSURANCE COMPANY AND THE CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT OR (III) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT, AND (B) IF THE CERTIFICATE IS AN ERISA-RESTRICTED SWAP CERTIFICATE, A REPRESENTATION LETTER TO THE EFFECT THAT THE ACQUISITION AND HOLDING OF SUCH CERTIFICATE, THROUGHOUT THE PERIOD THAT IT HOLDS SUCH CERTIFICATE, WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE WHICH IS NOT COVERED BY PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23, THE NON-FIDUCIARY SERVICE PROVIDER EXEMPTION UNDER SECTION 408(b)(17) OF ERISA OR SOME OTHER APPLICABLE EXEMPTION. IN THE EVENT THE REPRESENTATIONS REFERRED TO IN THE PRECEDING SENTENCE ARE NOT FURNISHED, SUCH REPRESENTATIONS SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUSTEE BY THE TRANSFEREE’S ACCEPTANCE OF THIS CERTIFICATE, OR BY ANY BENEFICIAL OWNER WHO PURCHASES AN INTEREST IN THIS CERTIFICATE IN BOOK-ENTRY FORM.  IN THE EVENT THAT A REPRESENTATION IS VIOLATED, OR ANY ATTEMPT TO TRANSFER THIS CERTIFICATE TO A PLAN OR ARRANGEMENT OR PERSON USING A PLAN’S OR ARRANGEMENT’S ASSETS IS ATTEMPTED WITHOUT THE DELIVERY TO THE TRUSTEE OF THE OPINION OF COUNSEL DESCRIBED ABOVE, THE ATTEMPTED TRANSFER OR ACQUISITION OF THIS CERTIFICATE SHALL BE VOID AND OF NO EFFECT.

Series RFC 2007-HE1, Class [M1] [M2] [M3] [M4] [M5] [M6] [M7] [M8] [M9] [M10] [M11]

Aggregate Certificate Principal Balance of the Class [M1] [M2] [M3] [M4] [M5] [M6] [M7] [M8] [M9] [M10] [M11] Certificates as of the Issue Date:	$_____________
Pass-Through Rate:	Floating
Date of Pooling and Servicing Agreement:	January 1, 2007
Denomination:	$____________
First Distribution Date:	February 26, 2007
Servicer:	Select Portfolio Servicing, Inc.
Trustee:	U.S. Bank National Association
Issue Date:	February 6, 2007
No. ____	CUSIP: ____________

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN.  ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

ASSET BACKED PASS THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the “Trust Fund”) consisting primarily of a pool of conventional one- to four-family, fixed-rate and adjustable-rate, first and second lien residential mortgage loans (the “Mortgage Loans”) formed and sold by

ASSET BACKED SECURITIES CORPORATION

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED SECURITIES CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

This certifies that ____________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the [M1] [M2] [M3] [M4] [M5] [M6] [M7] [M8] [M9] [M10] [M11] Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the [M1] [M2] [M3] [M4] [M5] [M6] [M7] [M8] [M9] [M10] [M11] Certificates created pursuant to a Pooling and Servicing Agreement, dated as specified above (the “Agreement”), among Asset Backed Securities Corporation (hereinafter called the “Depositor,” which term includes any successor entity under the Agreement), the Seller, the Servicer, the Loan Performance Advisor and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a “Distribution Date”), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class [M1] [M2] [M3] [M4] [M5] [M6] [M7] [M8] [M9] [M10] [M11] Certificates on such Distribution Date pursuant to the Agreement.

All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.  Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

The Pass-Through Rate applicable to the calculation of interest payable with respect to this Certificate on any Distribution Date shall equal a rate per annum equal to the lesser of (i) the One-Month LIBOR plus _____%, in the case of each Distribution Date through and including the Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans (and properties acquired in respect thereof) remaining in the Trust Fund is reduced to less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, or One-Month LIBOR plus _____% per annum, in the case of any Distribution Date thereafter, and (ii) the related Net WAC Rate for such Distribution Date.

This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass Through Certificates of the Series specified on the face hereof (herein called the “Certificates”) and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.  As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including, without limitation, reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

The Agreement permits, with certain exceptions and conditions provided therein, the amendment thereof and the modification of the rights and obligations of the Depositor, the Seller, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Seller, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights and with the consent of the Swap Counterparty to the extent described in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

[ONLY FOR PRIVATE CERTIFICATES]  [No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification.  In the event that such a transfer of this Certificate is to be made without registration or qualification, the Trustee and the Certificate Registrar shall require receipt of (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder’s prospective transferee, substantially in the forms attached to the Agreement as Exhibit F-1, and (ii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Trustee, or the Servicer in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder’s prospective transferee upon which such Opinion of Counsel is based.  None of the Depositor, the Certificate Registrar or the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification.  Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Depositor, the Certificate Registrar and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.]

No transfer of this Certificate to a Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person using “Plan Assets” to acquire this Certificate shall be made except in accordance with Section 5.02(c) of the Agreement.

No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Seller, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Seller, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Seller, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans.  The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement.  The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans and any REO properties owned by the Trust at the time of purchase being less than 10% of the sum of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  February __, 2007

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

By:__________________________________

Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Classes of Certificates referred to in the within-mentioned Agreement.

U.S. BANK NATIONAL ASSOCIATION,

as Certificate Registrar

By:__________________________________

Authorized Signatory

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM

- as tenants in common

UNIF GIFT MIN ACT -

Custodian

(Cust)

(Minor)

TEN ENT

- as tenants by the entireties

under Uniform Gifts

to Minors Act

JT TEN

- as joint tenants with right

_________________

if survivorship and not as

(State)

tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: _______________________________________________________

Dated:

______________________________________

Signature by or on behalf of assignor

______________________________________

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________________________________________

for the account of _______________________________, account number _________________, or, if mailed by check, to _______________________________________________________.

Applicable statements should be mailed to ________________________________________

This information is provided by __________________________, the assignee named above, or ____________________________, as its agent.

EXHIBIT A-3

FORM OF CLASS X CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT”, AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE “CODE”).

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A CERTIFICATES AND THE MEZZANINE CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN (THE “AGREEMENT”).

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

PURSUANT TO SECTION 5.02(c) OF THE AGREEMENT, AN ERISA-RESTRICTED CERTIFICATE OR ANY INTEREST HEREIN MAY NOT BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE (I) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE CODE OR A PERSON USING THE ASSETS OF SUCH A PLAN OR ARRANGEMENT OR (II) IF THE PURCHASER IS AN INSURANCE COMPANY AND THE CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT OR (III) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT.  IN THE EVENT THE REPRESENTATIONS REFERRED TO IN THE PRECEDING SENTENCE ARE NOT FURNISHED, SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUSTEE BY THE TRANSFEREE’S ACCEPTANCE OF THIS CERTIFICATE, OR BY ANY BENEFICIAL OWNER WHO PURCHASES AN INTEREST IN THIS CERTIFICATE IN BOOK-ENTRY FORM.  IN THE EVENT THAT A REPRESENTATION IS VIOLATED, OR ANY ATTEMPT TO TRANSFER THIS CERTIFICATE TO A PLAN OR ARRANGEMENT OR PERSON USING A PLAN’S OR ARRANGEMENT’S ASSETS IS ATTEMPTED WITHOUT THE DELIVERY TO THE TRUSTEE OF THE OPINION OF COUNSEL DESCRIBED ABOVE, THE ATTEMPTED TRANSFER OR ACQUISITION OF THIS CERTIFICATE SHALL BE VOID AND OF NO EFFECT.

THIS CERTIFICATE HAS NO PRINCIPAL BALANCE.

Series RFC 2007-HE1, Class X

Aggregate Percentage Interest of the Class X Certificates as of the Issue Date:	______%
Pass-Through Rate:	Floating
Date of Pooling and Servicing Agreement:	January 1, 2007
Denomination:	N/A
First Distribution Date:	February 26, 2007
Servicer:	Select Portfolio Servicing, Inc.
Trustee:	U.S. Bank National Association
Issue Date:	February 6, 2007
No. ____	CUSIP: ____________

ASSET BACKED PASS THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the “Trust Fund”) consisting primarily of a pool of conventional one- to four-family, fixed-rate and adjustable-rate, first and second lien residential mortgage loans (the “Mortgage Loans”) formed and sold by

ASSET BACKED SECURITIES CORPORATION

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED SECURITIES CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

This certifies that ________________ is the registered owner of a Percentage Interest in that certain beneficial ownership interest evidenced by all the Class X Certificates created pursuant to a Pooling and Servicing Agreement, dated as specified above (the “Agreement”), among Asset Backed Securities Corporation (hereinafter called the “Depositor,” which term includes any successor entity under the Agreement), the Seller, the Servicer, the Loan Performance Advisor and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a “Distribution Date”), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class X Certificates on such Distribution Date pursuant to the Agreement.

All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.  Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass Through Certificates of the Series specified on the face hereof (herein called the “Certificates”) and representing a Percentage Interest in the Class of Certificates specified on the face hereof.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.  As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including, without limitation, reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

The Agreement permits, with certain exceptions and conditions provided therein, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Seller, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights and with the consent of the Swap Counterparty to the extent described in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification.  In the event that such a transfer of this Certificate is to be made without registration or qualification, the Trustee and the Certificate Registrar shall require receipt of (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder’s prospective transferee, substantially in the forms attached to the Agreement as Exhibit F-1, and (ii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Trustee, or the Servicer in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder’s prospective transferee upon which such Opinion of Counsel is based.  None of the Depositor, the Certificate Registrar or the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification.  Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Depositor, the Certificate Registrar and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

No transfer of this Certificate to a Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person using “Plan Assets” to acquire this Certificate shall be made except in accordance with Section 5.02(c) of the Agreement.

No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Seller, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Seller, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Seller, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans.  The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement.  The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans and any REO properties owned by the Trust at the time of purchase being less than 10% of the sum of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  February __, 2007

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

By:__________________________________

Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Classes of Certificates referred to in the within-mentioned Agreement.

U.S. BANK NATIONAL ASSOCIATION,

as Certificate Registrar

By:__________________________________

Authorized Signatory

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM

- as tenants in common

UNIF GIFT MIN ACT -

Custodian

(Cust)

(Minor)

TEN ENT

- as tenants by the entireties

under Uniform Gifts

to Minors Act

JT TEN

- as joint tenants with right

_________________

if survivorship and not as

(State)

tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: _______________________________________________________

Dated:

______________________________________

Signature by or on behalf of assignor

______________________________________

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________________________________________

for the account of _______________________________, account number _________________, or, if mailed by check, to _______________________________________________________.

Applicable statements should be mailed to ________________________________________

This information is provided by __________________________, the assignee named above, or ____________________________, as its agent.

EXHIBIT A-4

FORM OF CLASS P CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT”, AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE “CODE”).

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN (THE “AGREEMENT”).

PURSUANT TO SECTION 5.02(c) OF THE AGREEMENT, AN ERISA-RESTRICTED CERTIFICATE OR ANY INTEREST HEREIN MAY NOT BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE (I) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE CODE OR A PERSON USING THE ASSETS OF SUCH A PLAN OR ARRANGEMENT OR (II) IF THE PURCHASER IS AN INSURANCE COMPANY AND THE CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT OR (III) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT.  IN THE EVENT THE REPRESENTATIONS REFERRED TO IN THE PRECEDING SENTENCE ARE NOT FURNISHED, SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUSTEE BY THE TRANSFEREE’S ACCEPTANCE OF THIS CERTIFICATE, OR BY ANY BENEFICIAL OWNER WHO PURCHASES AN INTEREST IN THIS CERTIFICATE IN BOOK-ENTRY FORM.  IN THE EVENT THAT A REPRESENTATION IS VIOLATED, OR ANY ATTEMPT TO TRANSFER THIS CERTIFICATE TO A PLAN OR ARRANGEMENT OR PERSON USING A PLAN’S OR ARRANGEMENT’S ASSETS IS ATTEMPTED WITHOUT THE DELIVERY TO THE TRUSTEE OF THE OPINION OF COUNSEL DESCRIBED ABOVE, THE ATTEMPTED TRANSFER OR ACQUISITION OF THIS CERTIFICATE SHALL BE VOID AND OF NO EFFECT.

Series RFC 2007-HE1, Class P

Aggregate Certificate Principal Balance of the Class P Certificates as of the Issue Date:	$100.00
Date of Pooling and Servicing Agreement:	January 1, 2007
Denomination:	$____________
First Distribution Date:	February 26, 2007
Servicer:	Select Portfolio Servicing, Inc.
Trustee:	U.S. Bank National Association
Issue Date:	February 6, 2007
No. ____	CUSIP: ____________

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN.  ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

ASSET BACKED PASS THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the “Trust Fund”) consisting primarily of a pool of conventional one- to four-family, fixed-rate and adjustable-rate, first and second lien residential mortgage loans (the “Mortgage Loans”) formed and sold by

ASSET BACKED SECURITIES CORPORATION

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED SECURITIES CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

This certifies that _____________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class P Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class P Certificates created pursuant to a Pooling and Servicing Agreement, dated as specified above (the “Agreement”), among Asset Backed Securities Corporation (hereinafter called the “Depositor,” which term includes any successor entity under the Agreement), the Seller, the Servicer, the Loan Performance Advisor and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a “Distribution Date”), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class P Certificates on such Distribution Date pursuant to the Agreement.

All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.  Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass Through Certificates of the Series specified on the face hereof (herein called the “Certificates”) and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.  As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including, without limitation, reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

The Agreement permits, with certain exceptions and conditions provided therein, the amendment thereof and the modification of the rights and obligations of the Depositor, the Seller, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Seller, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights and with the consent of the Swap Counterparty to the extent described in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification.  In the event that such a transfer of this Certificate is to be made without registration or qualification, the Trustee and the Certificate Registrar shall require receipt of (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder’s prospective transferee, substantially in the forms attached to the Agreement as Exhibit F-1, and (ii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Trustee or the Servicer in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder’s prospective transferee upon which such Opinion of Counsel is based.  None of the Depositor, the Certificate Registrar or the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification.  Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Depositor, the Certificate Registrar and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

No transfer of this Certificate to a Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person using “Plan Assets” to acquire this Certificate shall be made except in accordance with Section 5.02(c) of the Agreement.

No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Seller, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Seller, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Seller, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans.  The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement.  The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans and any REO properties owned by the Trust at the time of purchase being less than 10% of the sum of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: February __, 2007

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

By:__________________________________

Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Class P Certificates referred to in the within-mentioned Agreement.

U.S. BANK  NATIONAL ASSOCIATION,

as Certificate Registrar

By:__________________________________

Authorized Signatory

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM

- as tenants in common

UNIF GIFT MIN ACT -

Custodian

(Cust)

(Minor)

TEN ENT

- as tenants by the entireties

under Uniform Gifts

to Minors Act

JT TEN

- as joint tenants with right

_________________

if survivorship and not as

(State)

tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: _______________________________________________________

Dated:

______________________________________

Signature by or on behalf of assignor

______________________________________

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________________________________________

for the account of _______________________________, account number _________________, or, if mailed by check, to _______________________________________________________.

Applicable statements should be mailed to ________________________________________

This information is provided by __________________________, the assignee named above, or ____________________________, as its agent.

EXHIBIT A-5

FORM OF CLASS R CERTIFICATE

THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NON-UNITED STATES PERSON.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A “RESIDUAL INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT” (“REMIC”), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE “CODE”).

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN (THE “AGREEMENT”).

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

PURSUANT TO SECTION 5.02(c) OF THE AGREEMENT, AN ERISA-RESTRICTED CERTIFICATE OR ANY INTEREST HEREIN MAY NOT BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE (I) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE CODE OR A PERSON USING THE ASSETS OF SUCH A PLAN OR ARRANGEMENT OR (II) IF THE PURCHASER IS AN INSURANCE COMPANY AND THE CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT OR (III) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT.  IN THE EVENT THE REPRESENTATIONS REFERRED TO IN THE PRECEDING SENTENCE ARE NOT FURNISHED, SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUSTEE BY THE TRANSFEREE’S ACCEPTANCE OF THIS CERTIFICATE, OR BY ANY BENEFICIAL OWNER WHO PURCHASES AN INTEREST IN THIS CERTIFICATE IN BOOK-ENTRY FORM.  IN THE EVENT THAT A REPRESENTATION IS VIOLATED, OR ANY ATTEMPT TO TRANSFER THIS CERTIFICATE TO A PLAN OR ARRANGEMENT OR PERSON USING A PLAN’S OR ARRANGEMENT’S ASSETS IS ATTEMPTED WITHOUT THE DELIVERY TO THE TRUSTEE OF THE OPINION OF COUNSEL DESCRIBED ABOVE, THE ATTEMPTED TRANSFER OR ACQUISITION OF THIS CERTIFICATE SHALL BE VOID AND OF NO EFFECT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES (I) AN AFFIDAVIT TO THE TRUSTEE THAT (A) SUCH TRANSFEREE IS NOT (1) THE UNITED STATES OR ANY POSSESSION THEREOF, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (2) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) THAT IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (3) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (1), (2) OR (3) SHALL HEREINAFTER BE REFERRED TO AS A “DISQUALIFIED ORGANIZATION”) OR (4) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (B) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX, AND (II) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE.  NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE.  EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE HEREOF SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH AND THE PROVISIONS OF SECTION 5.02(d) OF THE AGREEMENT.  ANY PERSON THAT IS A DISQUALIFIED ORGANIZATION IS PROHIBITED FROM ACQUIRING BENEFICIAL OWNERSHIP OF THIS CERTIFICATE.

Series RFC 2007-HE1, Class R

Aggregate Percentage Interest of the Class R Certificates as of the Issue Date:	100.00%
Date of Pooling and Servicing Agreement:	January 1, 2007
Percentage Interest of this Class R Certificate:	100.00%
First Distribution Date:	February 26, 2007
Servicer:	Select Portfolio Servicing, Inc.
Trustee:	U.S. Bank National Association
Issue Date:	February 6, 2007
No. ____	CUSIP: ____________

ASSET BACKED PASS THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the “Trust Fund”) consisting primarily of a pool of conventional one- to four-family, fixed-rate and adjustable-rate, first and second lien residential mortgage loans (the “Mortgage Loans”) formed and sold by

ASSET BACKED SECURITIES CORPORATION

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED SECURITIES CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

This certifies that ______________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class R Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class R Certificates created pursuant to a Pooling and Servicing Agreement, dated as specified above (the “Agreement”), among Asset Backed Securities Corporation (hereinafter called the “Depositor,” which term includes any successor entity under the Agreement), the Seller, the Servicer, the Loan Performance Advisor and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a “Distribution Date”), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class R Certificates on such Distribution Date pursuant to the Agreement.

All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.  Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass Through Certificates of the Series specified on the face hereof (herein called the “Certificates”) and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.  As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including, without limitation, reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

The Agreement permits, with certain exceptions and conditions provided therein, the amendment thereof and the modification of the rights and obligations of the Depositor, the Seller, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Seller, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights and with the consent of the Swap Counterparty to the extent described in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification.  In the event that such a transfer of this Certificate is to be made without registration or qualification, the Trustee shall require receipt of (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder’s prospective transferee, substantially in the forms attached to the Agreement as Exhibit F-1, and (ii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Trustee or the Servicer in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder’s prospective transferee upon which such Opinion of Counsel is based.  Neither the Depositor nor the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification.  Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Depositor and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

No transfer of this Certificate to a Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person using “Plan Assets” to acquire this Certificate shall be made except in accordance with Section 5.02(c) of the Agreement.

Prior to registration of any transfer, sale or other disposition of this Certificate, the proposed transferee shall provide to the Trustee (i) an affidavit to the effect that such transferee is any Person other than a Disqualified Organization or the agent (including a broker, nominee or middleman) of a Disqualified Organization, and (ii) a certificate that acknowledges that (A) the Class R Certificates have been designated as a residual interest in a REMIC, (B) it will include in its income a pro rata share of the net income of the Trust Fund and that such income may be an “excess inclusion,” as defined in the Code, that, with certain exceptions, cannot be offset by other losses or benefits from any tax exemption, and (C) it expects to have the financial means to satisfy all of its tax obligations including those relating to holding the Class R Certificates.  Notwithstanding the registration in the Certificate Register of any transfer, sale or other disposition of this Certificate to a Disqualified Organization or an agent (including a broker, nominee or middleman) of a Disqualified Organization, such registration shall be deemed to be of no legal force or effect whatsoever and such Person shall not be deemed to be a Certificateholder for any purpose, including, but not limited to, the receipt of distributions in respect of this Certificate.

The Holder of this Certificate, by its acceptance hereof, shall be deemed to have consented to the provisions of Section 5.02 of the Agreement and to any amendment of the Agreement deemed necessary by counsel of the Depositor to ensure that the transfer of this Certificate to any Person other than a Permitted Transferee or any other Person will not cause the Trust Fund to cease to qualify as a REMIC or cause the imposition of a tax upon the REMIC.

No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Seller, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Seller, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Seller, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans.  The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement.  The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans and any REO properties owned by the Trust at the time of purchase being less than 10% of the sum of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: February __, 2007

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

By:__________________________________

Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Classes of Certificates referred to in the within-mentioned Agreement.

U.S. BANK NATIONAL ASSOCIATION,

as Certificate Registrar

By:__________________________________

Authorized Signatory

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM

- as tenants in common

UNIF GIFT MIN ACT -

Custodian

(Cust)

(Minor)

TEN ENT

- as tenants by the entireties

under Uniform Gifts

to Minors Act

JT TEN

- as joint tenants with right

_________________

if survivorship and not as

(State)

tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: _______________________________________________________

Dated:

______________________________________

Signature by or on behalf of assignor

______________________________________

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________________________________________

for the account of _______________________________, account number _________________, or, if mailed by check, to _______________________________________________________.

Applicable statements should be mailed to ________________________________________

This information is provided by __________________________, the assignee named above, or ____________________________, as its agent.

EXHIBIT B

[RESERVED]

EXHIBIT C-1

FORM OF TRUST RECEIPT AND INITIAL CERTIFICATION

_______________, 2007

Asset Backed Securities Corporation

Eleven Madison Avenue, 4th Floor

New York, New York  10010

DLJ Mortgage Capital, Inc.

Eleven Madison Avenue, 4th Floor

New York, New York  10010

Select Portfolio Servicing, Inc.

3815 South West Temple

Salt Lake City, UT 84165

Attention: ABSC RFC 2007-HE1

U.S. Bank National Association

60 Livingston Avenue

St. Paul, Minnesota 55107

Attention: Corporate Trust Services – ABSC RFC 2007-HE1

Re:

Pooling and Servicing Agreement, dated as of January 1, 2007 (“Pooling and Servicing Agreement”), among Asset Backed Securities Corporation, DLJ Mortgage Capital, Inc., Select Portfolio Servicing, Inc., OfficeTiger Global Real Estate Services, and U.S. Bank National Association (the “Trustee”).

Ladies and Gentlemen:

Pursuant to Section 2.02 of the Pooling and Servicing Agreement the undersigned as Trustee hereby acknowledges receipt of each Mortgage File and certifies that, as to each Initial Mortgage Loan listed in the Mortgage Loan Schedule (other than any Original Mortgage Loan paid in full or any Initial Mortgage Loan specifically identified in the exception report annexed hereto as not being covered by this certification), (i) all documents constituting part of such Mortgage File (other than such documents described in Section 2.01(a)(v) of the Pooling Agreement) required to be delivered to it pursuant to the Pooling and Servicing Agreement are in its possession, (ii) such documents have been reviewed by it and are not mutilated, torn or defaced unless initialed by the related borrower and relate to such Original Mortgage Loan and (iii) based on its examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule that corresponds to items (i) through (ii), (ix), (x(a)), (xii) and (xviii) through (xix) of the definition of “Mortgage Loan Schedule” of the Pooling Agreement accurately reflects information set forth in the Mortgage File.

The Trustee has made no independent examination of any documents contained in each Initial Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement.  The Trustee makes no representations as to:  (i) the validity, legality, sufficiency, enforceability due authorization, recordability or genuineness of any of the documents contained in the Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage.

All terms used herein shall have the meanings ascribed to them in the above-referenced Pooling and Servicing Agreement Agreement.

U.S. BANK NATIONAL ASSOCIATION

as Trustee

By:

Name:

Title:

EXHIBIT C-2

FORM OF TRUST RECEIPT AND FINAL CERTIFICATION

_______________, 2007

Asset Backed Securities Corporation

Eleven Madison Avenue, 4th Floor

New York, New York  10010

DLJ Mortgage Capital, Inc.

Eleven Madison Avenue, 4th Floor

New York, New York  10010

Select Portfolio Servicing, Inc.

3815 South West Temple

Salt Lake City, UT 84165

Attention: ABSC RFC 2007-HE1

U.S. Bank National Association

60 Livingston Avenue

St. Paul, Minnesota 55107

Attention: Corporate Trust Services – ABSC RFC 2007-HE1

Re:

Pooling and Servicing Agreement, dated as of January 1, 2007 (“Pooling and Servicing Agreement”), among Asset Backed Securities Corporation, DLJ Mortgage Capital, Inc., Select Portfolio Servicing, Inc., OfficeTiger Global Real Estate Services, and U.S. Bank National Association (the “Trustee”).

Ladies and Gentlemen:

In accordance with the provisions of the above-referenced Pooling and Servicing Agreement, the undersigned, as the Trustee, hereby certifies that as to each Mortgage Loan described in the Mortgage Loan Schedule attached as Schedule 1 to the Pooling and Servicing Agreement and a copy of which is attached hereto, it has reviewed the Custodial File and has determined that (i) all documents listed in Section 2.01(a) of the Pooling and Servicing Agreement, to the extent applicable, are in its possession (subject to any exceptions listed herein), (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan, (iii) each Mortgage Note has been endorsed as provided in the Pooling and Servicing Agreement, (iv) each Custodial File includes an Assignment of Mortgage in blank as provided in the Pooling and Servicing Agreement and (v) based on its examination, the foregoing documents on their face satisfy the requirements set forth in Article 2 of the Pooling and Servicing Agreement. The Trustee makes no representations as to (i) the validity, legality, enforceability, sufficiency, due authorization or genuineness of any of the documents contained in each Custodial File or of any of the Mortgage Loans or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

The Trustee will accept and act on instructions with respect to the Mortgage Loans subject hereto upon surrender of this Trust Receipt and Final Certification at its office at 60 Livingston, St. Paul, Minnesota 55107.

All terms used herein shall have the meanings ascribed to them in the above-referenced Pooling and Servicing Agreement.

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

By:

Name:

Title:

EXHIBIT D

FORM OF MORTGAGE LOAN PURCHASE AGREEMENT

[ON FILE AT THE OFFICES OF MCKEE NELSON LLP]

EXHIBIT E-1

FORM OF REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT

To:  [Address]

Re:

Pooling and Servicing Agreement, dated as of January 1, 2007 (“Pooling and Servicing Agreement”), among Asset Backed Securities Corporation, DLJ Mortgage Capital, Inc., Select Portfolio Servicing, Inc., OfficeTiger Global Real Estate Services, and U.S. Bank National Association (the “Trustee”).

In connection with the administration of the Mortgage Loans held by U.S. Bank National Association, as Trustee, pursuant to the provisions of the above-referenced Pooling and Servicing Agreement, we request the release, and acknowledge receipt, of the (Mortgage File/[specify documents]) for the Mortgage Loan described below, for the reason indicated.

Mortgagor’s Name Address & Zip Code:

Mortgage Loan Number:

Send Custodial File to:

Reason for Requesting Documents (check one)

__1.

Mortgage Loan Paid in Full.  (The Servicer hereby certifies that all amounts received in connection therewith have been credited to the Collection Account as provided in the Pooling and Servicing Agreement.)

__2.

Mortgage Loan Purchase Pursuant to Section 2.03 or Section 3.16(c) of the Pooling and Servicing Agreement.  (The Servicer hereby certifies that the repurchase price has been credited to the Collection Account as provided in the Pooling and Servicing Agreement.)

__3.

Mortgage Loan Liquidated By _____________ (The Servicer hereby certifies that all proceeds of foreclosure, insurance, condemnation or other liquidation have been finally received and credited to the Collection Account pursuant to the Pooling and Servicing Agreement.)

__4.

Mortgage Loan in Foreclosure

__5.

Other (explain) ____________________________

If box 1, 2 or 3 above is checked, and if all or part of the Mortgage File was previously released to us, please release to us our previous request and receipt on file with you, as well as any additional documents in your possession relating to the specified Mortgage Loan.

Upon written request, the Trustee will acknowledge the return of any or all of the above documents in its custody.

Capitalized terms used but not defined herein have the meanings ascribed to them in the Pooling and Servicing Agreement, dated January 1, 2007 (the “Pooling and Servicing Agreement”), among Asset Backed Securities Corporation, as depositor (the “Depositor”), DLJ Mortgage Capital, Inc., as seller (the “Seller”), Select Portfolio Servicing, Inc., as servicer (the “Servicer”), MortgageRamp, Inc., as loan performance advisor (the “Loan Performance Advisor”) and U.S. Bank National Association, as trustee (the “Trustee”).

[SERVICER]

By:

Name:

Title:

Date:

(If more than 30 Mortgage Files requested by the Servicer)

Authorization by the Trustee

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

By:

Name:

Title:

Date:

EXHIBIT E-2

[RESERVED]

EXHIBIT F-1

FORM OF TRANSFEROR REPRESENTATION LETTER

[Date]

U.S. Bank National Association

60 Livingston Avenue

St. Paul, Minnesota 55107

Attention: Corporate Trust Services – ABSC RFC 2007-HE1

Re:

Asset Backed Securities Corporation Home Equity Loan Trust,

Series RFC 2007-HE1,

Asset Backed Pass-Through Certificates, Series RFC 2007-HE1,

Class         , representing a ___% Class ___ Percentage Interest

Ladies and Gentlemen:

In connection with the transfer by ________________ (the “Transferor”) to ________________ (the “Transferee”) of the captioned Asset Backed Pass-Through Certificates (the “Certificates”), the Transferor hereby certifies as follows:

Neither the Transferor nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, (e) has taken any other action, that (in the case of each of subclauses (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933, as amended (the “1933 Act”), or would render the disposition of any Certificate a violation of Section 5 of the 1933 Act or any state securities law or would require registration or qualification pursuant thereto.  The Transferor will not act, nor has it authorized or will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to any Certificate.  The Transferor will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of that certain Pooling and Servicing Agreement, dated as of January 1, 2007, among Asset Backed Securities Corporation as Depositor, DLJ Mortgage Capital, Inc. as Seller, Select Portfolio Servicing, Inc. as Servicer, OfficeTiger Global Real Estate Services, as Loan Performance Advisor and U.S. Bank National Association, as Trustee (the “Pooling and Servicing Agreement”), pursuant to which the Certificates were issued.

Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

Very truly yours,

[Transferor]

By:_________________________________

Name:

Title:

FORM OF TRANSFEREE REPRESENTATION LETTER

[Date]

U.S. Bank National Association

60 Livingston Avenue

St. Paul, Minnesota 55107

Attention: Corporate Trust Services – ABSC RFC 2007-HE1

Re:

Asset Backed Securities Corporation Home Equity Loan Trust,

Series RFC 2007-HE1,

Asset Backed Pass-Through Certificates, Series RFC 2007-HE1,

Class ___, representing a ___% Class ___ Percentage Interest

Ladies and Gentlemen:

In connection with the purchase from ______________________ (the “Transferor”) on the date hereof of the captioned trust certificates (the “Certificates”), _______________ (the “Transferee”) hereby certifies as follows:

1.

The Transferee is a “qualified institutional buyer” as that term is defined in Rule 144A (“Rule 144A”) under the Securities Act of 1933 (the “1933 Act”) and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2.  The Transferee is aware that the sale to it is being made in reliance on Rule 144A.  The Transferee is acquiring the Certificates for its own account or for the account of a qualified institutional buyer, and understands that such Certificate may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

2.

The Transferee has been furnished with all information regarding (a) the Certificates and distributions thereon, (b) the nature, performance and servicing of the Mortgage Loans, (c) the Pooling and Servicing Agreement referred to below, and (d) any credit enhancement mechanism associated with the Certificates, that it has requested.

All capitalized terms used but not otherwise defined herein have the respective meanings assigned thereto in the Pooling and Servicing Agreement, dated as of January 1, 2007, among Asset Backed Securities Corporation, as Depositor, DLJ Mortgage Capital, Inc., as Seller, Select Portfolio Servicing, Inc., as Servicer, OfficeTiger Global Real Estate Services, as Loan Performance Advisor and U.S. Bank National Association, as Trustee, pursuant to which the Certificates were issued.

[TRANSFEREE]

By:________________________________

Name:

Title:

ANNEX 1 TO EXHIBIT F-1

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Transferees Other Than Registered Investment Companies]

The undersigned hereby certifies as follows to [name of Transferor] (the “Transferor”) and U.S. Bank National Association, as Trustee, with respect to the Asset Backed Pass-Through Certificates (the “Certificates”) described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

1.

As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the entity purchasing the Certificates (the “Transferee”).

2.

In connection with purchases by the Transferee, the Transferee is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933 (“Rule 144A”) because (i) the Transferee owned and/or invested on a discretionary basis $______________________ in securities (except for the excluded securities referred to below) as of the end of the Transferee’s most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

___

Corporation, etc.  The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

___

Bank.  The Transferee (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

___

Savings and Loan.  The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

___

Broker-dealer.  The Transferee is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

___

Insurance Company.  The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

___

State or Local Plan.  The Transferee is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

___

ERISA Plan.  The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended.

___

Investment Advisor.  The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

3.

The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof,  (iv) bank deposit notes and certificates of deposit, (v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

4.

For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee and did not include any of the securities referred to in the preceding paragraph.  Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee,  but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee’s direction.  However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934.

5.

The Transferee acknowledges that it is familiar with Rule 144A and understands that the Transferor and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

___

___

Will the Transferee be purchasing the Certificates

Yes

No

only for the Transferee’s own account?

6.

If the answer to the foregoing question is “no”, the Transferee agrees that, in connection with any purchase of securities sold to the Transferee for the account of a third party (including any separate account) in reliance on Rule 144A, the Transferee will only purchase for the account of a third party that at the time is a “qualified institutional buyer” within the meaning of Rule 144A.  In addition, the Transferee agrees that the Transferee will not purchase securities for a third party unless the Transferee has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of “qualified institutional buyer” set forth in Rule 144A.

7.

The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.  Until such notice is given, the Transferee’s purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase.  In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

Dated:

_________________________________________

Print Name of Transferee

By:_______________________________________

Name:

Title:

ANNEX 2 TO EXHIBIT F-1

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Transferees That Are Registered Investment Companies]

The undersigned hereby certifies as follows to [name of Transferor] (the “Transferor”) and U.S. Bank National Association, as Trustee, with respect to the Asset Backed Pass-Through Certificates (the “Certificates”) described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

1.

As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the entity purchasing the Certificates (the “Transferee”) or, if the Transferee is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933 (“Rule 144A”) because the Transferee is part of a Family of Investment Companies (as defined below), is such an officer of the investment adviser (the “Adviser”).

2.

In connection with purchases by the Transferee, the Transferee is a “qualified institutional buyer” as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone, or the Transferee’s Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee’s most recent fiscal year.  For purposes of determining the amount of securities owned by the Transferee or the Transferee’s Family of Investment Companies, the cost of such securities was used.

____

The Transferee owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

____

The Transferee is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Transferee’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

3.

The term “Family of Investment Companies” as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

4.

The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee’s Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

5.

The Transferee is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.  In addition, the Transferee will only purchase for the Transferee’s own account.

The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein.  Until such notice, the Transferee’s purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

Dated:

__________________________________________

Print Name of Transferee

By:_______________________________________

Name:

Title:

IF AN ADVISER:

__________________________________________

Print Name of Transferee

FORM OF TRANSFEREE REPRESENTATION LETTER

The undersigned hereby certifies on behalf of the purchaser named below (the “Purchaser”) as follows:

1.

I am an executive officer of the Purchaser.

2.

The Purchaser is a “qualified institutional buyer”, as defined in Rule 144A, (“Rule 144A”) under the Securities Act of 1933, as amended.

3.

As of the date specified below (which is not earlier than the last day of the Purchaser’s most recent fiscal year), the amount of “securities”, computed for purposes of Rule 144A, owned and invested on a discretionary basis by the Purchaser was in excess of $100,000,000.

Name of Purchaser

By:

(Signature)

Name of Signatory

Title

Date of this certificate

Date of information provided in paragraph 3

EXHIBIT F-2

FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF NEW YORK

)

: ss.:

COUNTY OF NEW YORK

)

____________________________________, being duly sworn, deposes, represents and warrants as follows:

1.

I am a ______________________ of ____________________________ (the “Owner”) a corporation duly organized and existing under the laws of ______________, the record owner of Asset Backed Securities Corporation Home Equity Loan Trust, Series RFC 2007-HE1, Asset Backed Pass-Through Certificates, Series RFC 2007-HE1, Class R (the “Class R Certificates”), on behalf of whom I make this affidavit and agreement.  Capitalized terms used but not defined herein have the respective meanings assigned thereto in the Pooling and Servicing Agreement pursuant to which the Class R Certificates were issued.

2.

The Owner (i) is and will be a “Permitted Transferee” as of ____________________, 20___ and (ii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit in substantially the same form as this affidavit.  A “Permitted Transferee” is any person other than a “disqualified organization” or a possession of the United States.  For this purpose, a “disqualified organization” means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers’ cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income.

3.

The Owner is aware (i) of the tax that would be imposed on transfers of the Class R Certificates to disqualified organizations under the Internal Revenue Code of 1986 that applies to all transfers of the Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a non-Permitted Transferee, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is a Permitted Transferee and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that each of the Class R Certificates may be a “noneconomic residual interest” within the meaning of proposed Treasury regulations promulgated under the Code and that the transferor of a “noneconomic residual interest” will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer is to impede the assessment or collection of tax.

In accordance with Treasury Regulation Section 1.860E-1(c)(4), the Transferee represents and warrants that the transfer does not involve the transfer of the Class R Certificates to a foreign permanent establishment or fixed base of the Transferee and one of the following applies:

(i)

the consideration paid to the Transferee for accepting the Class R Certificates is greater than the present value of the anticipated net federal income taxes and tax benefits (“Tax Liability Present Value”) associated with owning such Certificates, with such present value computed using a discount rate equal to the “applicable federal rate” prescribed by Section 1274 of the Internal Revenue Code as of the date hereof (with all applicable computations done in accordance with Treasury Regulation Section 1.860E-1(c)(8); or

(ii)

the Transferee (A) is an “eligible corporation” as defined in Treasury Regulation 1.860E-1(c)(6), as to which the income of Class R Certificates will only be subject to taxation in the United States, (B) has, and has had in each of its two preceding fiscal years, gross assets for financial reporting purposes (excluding any obligation of a person related to the transferee within the meaning of Treasury Regulation 1.860E-1(c)(6)) in excess of $100 million and net assets of $10 million, and (C) hereby agrees only to transfer the Certificate to another corporation meeting the criteria set forth in this letter.

4.

The Owner is aware of the tax imposed on a “pass-through entity” holding the Class R Certificates if, at any time during the taxable year of the pass-through entity, a non-Permitted Transferee is the record holder of an interest in such entity. (For this purpose, a “pass-through entity” includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

5.

The Owner is aware that the Trustee will not register the transfer of any Class R Certificate unless the transferee, or the transferee’s agent, delivers to the Trustee, among other things, an affidavit in substantially the same form as this affidavit. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

6.

The Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is a Permitted Transferee.

7.

The Owner’s taxpayer identification number is ___________________.

8.

The Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.02(d) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clauses (iii)(A) and (iii)(B) of Section 5.02(d) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event that the Owner holds such Certificate in violation of Section 5.02(d)); and that the Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

9.

The Owner is not acquiring and will not transfer the Class R Certificates in order to impede the assessment or collection of any tax.

10.

The Owner anticipates that it will, so long as it holds the Class R Certificates, have sufficient assets to pay any taxes owed by the holder of such Class R Certificates, and hereby represents to and for the benefit of the person from whom it acquired the Class R Certificates that the Owner intends to pay taxes associated with holding such Class R Certificates as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificates.

11.

The Owner has no present knowledge that it may become insolvent or subject to a bankruptcy proceeding for so long as it holds the Class R Certificates.

12.

The Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding.

13.

The Owner is not acquiring the Class R Certificates with the intent to transfer the Class R Certificates to any person or entity that will not have sufficient assets to pay any taxes owed by the holder of such Class R Certificates, or that may become insolvent or subject to a bankruptcy proceeding, for so long as the Class R Certificates remain outstanding.

14.

The Owner will, in connection with any transfer that it makes of the Class R Certificates, obtain from its transferee the representations required by Section 5.02(d) of the Pooling and Servicing Agreement under which the Class R Certificate were issued and will not consummate any such transfer if it knows, or knows facts that should lead it to believe, that any such representations are false.

15.

The Owner will, in connection with any transfer that it makes of the Class R Certificates, deliver to the Trustee an affidavit, which represents and warrants that it is not transferring the Class R Certificates to impede the assessment or collection of any tax and that it has no actual knowledge that the proposed transferee:  (i) has insufficient assets to pay any taxes owed by such transferee as holder of the Class R Certificates; (ii) may become insolvent or subject to a bankruptcy proceeding for so long as the Class R Certificates remains outstanding; and (iii) is not a “Permitted Transferee”.

16.

The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States may be included in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

17.

The Owner of the Class R Certificate, hereby agrees that in the event that the Trust Fund created by the Pooling and Servicing Agreement is terminated pursuant to Section 9.01 thereof, the undersigned shall assign and transfer to the Holders of the Class X Certificates any amounts in excess of par received in connection with such termination.  Accordingly, in the event of such termination, the Trustee is hereby authorized to withhold any such amounts in excess of par and to pay such amounts directly to the Holders of the Class X Certificates.  This agreement shall bind and be enforceable against any successor, transferee or assigned of the undersigned in the Class R Certificate.  In connection with any transfer of the Class R Certificate, the Owner shall obtain an agreement substantially similar to this clause from any subsequent owner.

18.

The Owner

(a)

is not an employee benefit plan or arrangement subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) (a “Plan”), or any other person purchasing any Certificate with the assets of any such plan or arrangement;

(b)

if the Certificate has been the subject of an ERISA-Qualifying Underwriting, is an insurance company, the source of funds to be used by it to purchase the Certificates is an “insurance company general account” (within the meaning of Department of Labor Prohibited Transaction Class Exemption (“PTCE”) 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60; or

(c)

provides an Opinion of Counsel which establishes to the reasonable satisfaction of the Trustee that the purchase and holding of an ERISA-Restricted Certificate by, on behalf of or with the assets of such plan or arrangement will not result in non-exempt prohibited transactions under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Depositor, the Trustee or the Servicer to any obligation in addition to those undertaken in this Agreement.

IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Vice] President, attested by its [Assistant] Secretary, this ____ day of __________, 20__.

[OWNER]

By:____________________________________

Name:

Title:

[Vice] President

ATTEST:

By:_________________________________

Name:

Title:

[Assistant] Secretary

Personally appeared before me the above-named _______________, known or proved to me to be the same person who executed the foregoing instrument and to be a [Vice] President of the Owner, and acknowledged to me that [he/she] executed the same as [his/her] free act and deed and the free act and deed of the Owner.

Subscribed and sworn before me this ____ day of __________, 20__.

_____________________________________

                       Notary Public

County of _____________________

State of __________________

My Commission expires:

FORM OF TRANSFEROR AFFIDAVIT

STATE OF NEW YORK

)

: ss. :

COUNTY OF NEW YORK

)

______________________________________, being duly sworn, deposes, represents and warrants as follows:

1.

I am a ____________________ of _____________________________ (the “Owner”), a corporation duly organized and existing under the laws of ______________, on behalf of whom I make this affidavit.

2.

The Owner is not transferring the Class R Certificates (the “Residual Certificates”) to impede the assessment or collection of any tax.

3.

The Owner has no actual knowledge that the Person that is the proposed transferee (the “Purchaser”) of the Residual Certificates:  (i) has insufficient assets to pay any taxes owed by such proposed transferee as holder of the Residual Certificates; (ii) may become insolvent or subject to a bankruptcy proceeding for so long as the Residual Certificates remain outstanding and (iii) is not a Permitted Transferee.

4.

The Owner understands that the Purchaser has delivered to the Trustee a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit F-2.  The Owner does not know or believe that any representation contained therein is false.

5.

At the time of transfer, the Owner has conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Owner has determined that the Purchaser has historically paid its debts as they became due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future.  The Owner understands that the transfer of a Residual Certificate may not be respected for United States income tax purposes (and the Owner may continue to be liable for United States income taxes associated therewith) unless the Owner has conducted such an investigation.

6.

Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Vice] President, attested by its [Assistant] Secretary, this ____ day of ___________, 20__.

[OWNER]

By:_____________________________________

Name:

Title:

[Vice] President

ATTEST:

By:___________________________________

Name:

Title:

[Assistant] Secretary

Personally appeared before me the above-named _________________, known or proved to me to be the same person who executed the foregoing instrument and to be a [Vice] President of the Owner, and acknowledged to me that [he/she] executed the same as [his/her] free act and deed and the free act and deed of the Owner.

Subscribed and sworn before me this ____ day of __________, 20__.

_______________________________________

Notary Public

County of _______________________

State of __________________

My Commission expires:

EXHIBIT G

FORM OF CERTIFICATION WITH RESPECT TO ERISA AND THE CODE

_____________, 20__.

Asset Backed Securities Corporation Eleven Madison Avenue New York, New York 10010	Select Portfolio Servicing, Inc. 3815 South West Temple Salt Lake City, UT 84165 Attention: ABSC RFC 2007-HE1
U.S. Bank National Association 60 Livingston Avenue St. Paul, Minnesota 55107 Attention: Corporate Trust Services – ABSC RFC 2007-HE1	DLJ Mortgage Capital, Inc. Eleven Madison Avenue New York, New York 10010

Re:

Asset Backed Securities Corporation Home Equity Loan Trust,

Series RFC 2007-HE1,

Asset Backed Pass Through Certificates,

Series RFC 2007-HE1, Class [X] [P] [M11]

Dear Sirs:

__________________________________ (the “Transferee”) intends to acquire from _____________________ (the “Transferor”) $____________ Initial Certificate Principal Balance of Asset Backed Securities Corporation Home Equity Loan Trust, series RFC 2007-HE1, Asset Backed Pass-Through Certificates, Series RFC 2007-HE1, Class [X] [P] [M11], (the “Certificates”), issued pursuant to a Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”) dated as of January 1, 2007 among Asset Backed Securities Corporation, as depositor (the “Depositor”), DLJ Mortgage Capital, Inc., as seller (the “Seller”), Select Portfolio Servicing, Inc., as servicer (the “Servicer”), OfficeTiger Global Real Estate Services, as loan performance advisor and U.S. Bank National Association, as trustee (the “Trustee”).  Capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in the Pooling and Servicing Agreement.  The Transferee hereby certifies, represents and warrants to, and covenants with the Depositor, the Trustee and the Servicer that one of the following statement is accurate:

(a)

We are not an employee benefit plan or arrangement that is subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we using the assets of any such plan or arrangement;

(b)

We are providing an Opinion of Counsel which establishes to the reasonable satisfaction of the Trustee that the purchase and holding of ERISA-Restricted Certificates by, on behalf of or with “plan assets” of such plan or arrangement will not result in non-exempt prohibited transactions under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Depositor, the Trustee or the Servicer to any obligation in addition to those undertaken in this Agreement; or

(c)

If, in the case of ERISA-Restricted Certificates that have been the subject of an ERISA-Qualifying Underwriting, we are an insurance company, we are purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and our purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60.

Very truly yours,

_______________________________________

By:___________________________

Name:

Title:

EXHIBIT H

FORM OF DEPOSITOR CERTIFICATION

Re:  Asset Backed Securities Corporation Home Equity Loan Trust,

        Series RFC 2007-HE1,
        Asset Backed Pass-Through Certificates, Series RFC 2007-HE1

I, __________________________, certify that:

1.

I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing distribution and servicing reports filed in respect of periods included in the year covered by this annual report, of Asset Backed Securities Corporation Home Equity Loan Trust, Series RFC 2007-HE1 (the “Trust”);

2.

Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3.

Based on my knowledge, the distribution information required to be prepared by the Trustee based upon the servicing information required to be provided by the Servicer under the Pooling and Servicing Agreement is included in these reports;

4.

Based on my knowledge and upon the annual compliance statements included in the report and required to be delivered to the Trustee in accordance with the terms of the Pooling and Servicing Agreement and based upon the review required under the Pooling and Servicing Agreement, and except as disclosed in the report, the Servicer has fulfilled its obligations under the Pooling and Servicing Agreement; and

5.

The reports disclose all significant deficiencies relating to the Servicer’s compliance with the minimum servicing standards based, in each case, upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in the Pooling and Servicing Agreement, that is included in these reports.

In giving the certifications above, I have reasonably relied on the information provided to me by the following unaffiliated parties: the Servicer and the Trustee.

Capitalized terms used but not defined herein have the meanings ascribed to them in the Pooling and Servicing Agreement, dated January 1, 2007 (the “Pooling and Servicing Agreement”), among Asset Backed Securities Corporation, as depositor (the “Depositor”), DLJ Mortgage Capital, Inc., as seller (the “Seller”), Select Portfolio Servicing, Inc., as servicer (the “Servicer”), OfficeTiger Global Real Estate Services, as loan performance advisor and U.S. Bank National Association, as trustee (the “Trustee”).

[Name]

[Title]

[Date]

EXHIBIT I

FORM OF TRUSTEE CERTIFICATION

Re:

Asset Backed Securities Corporation Home Equity Loan Trust,

Series RFC 2007-HE1,
Asset Backed Pass-Through Certificates, Series RFC 2007-HE1

U.S. Bank National Association (the “Trustee”) hereby certifies to Asset Backed Securities Corporation (the “Depositor”), and each Person, if any, who “controls” the Depositor within the meaning of the Securities Act of 1933, as amended, and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1.

The Trustee has reviewed the annual report on Form 10-K for the fiscal year [___], all reports on Form 10-D containing Monthly Statements filed in respect of periods included in the year covered by that annual report, of the Depositor relating to the above-referenced trust and all Current Reports on Form 8-K;

2.

Subject to paragraph 4 hereof, based on the Trustee’s knowledge, and assuming the accuracy and completeness of the information supplied to the Trustee by the Servicer, the Distribution Information in the Monthly Statements contained in such reports on Form 10-D, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact required by the Pooling and Servicing Agreement to be included therein and necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by that annual report;

3.

Based on the Trustee’s knowledge, the Distribution Information required to be provided by the Trustee under the Pooling and Servicing Agreement is included in these reports; and

4.

In compiling the Distribution Information and making the foregoing certifications, the Trustee has relied upon information furnished to it by the Servicer under the Pooling and Servicing Agreement.  The Trustee shall have no responsibility or liability for any inaccuracy in such reports on Form 10-D to the extent such inaccuracy results from information received from the Servicer.

For purposes of this Certificate, the following terms shall have the meanings ascribed below:

“Distribution Information” shall mean that information (x) calculated and reported by the Trustee and (y) reported by the Trustee, in either case, pursuant to Section 4.02 of the Pooling and Servicing Agreement.

“Monthly Statements” shall mean the monthly statements prepared by the Trustee pursuant to Section 4.02 of the Pooling and Servicing Agreement.

Any additional capitalized terms used but not defined herein have the meanings ascribed to them in the Pooling and Servicing Agreement, dated January 1, 2007 (the “Pooling and Servicing Agreement”), among the Depositor, DLJ Mortgage Capital, Inc., as seller, Select Portfolio Servicing, Inc., as servicer (the “Servicer”), OfficeTiger Global Real Estate Services, as loan performance advisor, and U.S. Bank National Association as trustee (the “Trustee”).

[____________________],
as Trustee

By:

[Name]
[Title]

[Date]

EXHIBIT J

FORM OF SERVICER CERTIFICATION

Re:  Asset Backed Securities Corporation Home Equity Loan Trust,

Series RFC 2007-HE1,
Asset Backed Pass-Through Certificates, Series RFC 2007-HE1

I, [name of certifying individual], a duly elected and acting officer of [Servicer] (the “Servicer”), certify pursuant to Section 4.06(d) of the Pooling and Servicing Agreement to the Depositor, the Seller, the Trustee and each Person, if any, who “controls” the Depositor or the Trustee within the meaning of the Securities Act of 1933, as amended, and their respective officers and directors, with respect to the calendar year immediately preceding the date of this Certificate (the “Relevant Year”), as follows:

I, [name of certifying individual], a duly elected and acting officer of [__________________________] (the “Servicer”), certify pursuant to Section 8.12(d) of the Pooling and Servicing Agreement to the Depositor, the Trustee and each Person, if any, who “controls” the Depositor or the Trustee within the meaning of the Securities Act of 1933, as amended, and their respective officers and directors, with respect to the calendar year immediately preceding the date of this Certificate (the “Relevant Year”), as follows:

1.

I have reviewed the servicer compliance statement of the Servicer and [SUBSERVICER] (the “Subservicer”) provided in accordance with Item 1123 of Regulation AB (the “Compliance Statement”), the report on assessment of the Servicer’s and Subservicer’s compliance with the Servicing Criteria provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Item 1122 of Regulation AB (the “Servicing Assessment”), the registered public accounting firm’s attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the “Attestation Report”), and all servicing reports, officer’s certificates and other information relating to the servicing of the related Mortgage Loans by the Servicer during the Relevant Year (collectively, the “Relevant Information”).

2.

Based on my knowledge, the Relevant Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein which is necessary to make the statements made therein, in light of the circumstances under which such statements were made, not misleading as of the last day of the Relevant Year.

3.

The Relevant Information has been provided to those Persons entitled to receive it.

4.

I am responsible for reviewing the activities performed by the Servicer as a servicer under the Pooling and Servicing Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Servicer has fulfilled its obligations under the Pooling and Servicing Agreement.

5.

Any material instances of noncompliance described in the Compliance Statement, the Servicing Assessment or the Attestation Report have been disclosed to the Depositor and the Trustee.  Any material instances of noncompliance with the Servicing Criteria have been disclosed in such reports.

Capitalized terms used but not defined herein have the meanings ascribed to them in the Pooling and Servicing Agreement, dated January 1, 2007 (the “Pooling and Servicing Agreement”), among Asset Backed Securities Corporation, as depositor (the “Depositor”), DLJ Mortgage Capital, Inc., as seller (the “Seller”), the Servicer and U.S. Bank National Association, as trustee (the “Trustee”).

SELECT PORTFOLIO SERVICING, INC.,
as Servicer

By:

[Name]
[Title]

[Date]

EXHIBIT K

FORM OF ASSESSMENT OF COMPLIANCE

Re:  Asset Backed Securities Corporation
Home Equity Loan Trust, Series RFC 2007-HE1
Asset Backed Pass-Through Certificates, Series RFC 2007-HE1

I, [name of certifying individual], a duly elected and acting officer of [__________________________] (the “Assessing Party”), certify pursuant to Section 3.18 of the Pooling and Servicing Agreement to the Depositor, [the Trustee] and each Person, if any, who “controls” the Depositor [or the Trustee] within the meaning of the Securities Act of 1933, as amended, and their respective officers and directors, with respect to the calendar year immediately preceding the date of this Certificate (the “Relevant Year”), as follows:

1.

I am responsible for assessing compliance with the Servicing Criteria applicable to the Assessing Party during the Relevant Year. For purposes of this assessment, I have used the Servicing Criteria as set for in Item 1122 of Regulation AB.

2.

Based on my knowledge, the Assessing Party was in compliance with the Servicing Criteria applicable to the Assessing Party during the Relevant Year other than [state any material instance of noncompliance with respect thereto during such period].  This assessment is based on the activities the Assessing Party performs with respect to asset-backed securities transactions taken as a whole involving the Assessing Party, that are backed by the same asset type as the related Mortgage Loans serviced by it.

3.

Based on the activities the Assessing Party performs with respect to asset-backed securities transactions taken as a whole involving the Assessing Party, that are backed by the same asset type as the related Mortgage Loans serviced by it, the following Servicing Criteria are not applicable to the Assessing Party: [____________].

4.

A registered public accounting firm has issued an attestation report on the Assessing Party’s assessment of compliance for the period consisting of Relevant Year.

Capitalized terms used but not defined herein have the meanings ascribed to them in the Pooling and Servicing Agreement, dated as of January 1, 2007 (the “Pooling and Servicing Agreement”), among Asset Backed Securities Corporation., as depositor (the “Depositor”), DLJ Mortgage Capital, Inc., as seller (in such capacity, the “Seller”), Select Portfolio Servicing, Inc. (“SPS”), as servicer (the “Servicer”), OfficeTiger Global Real Estate Services, as loan performance advisor (the “Loan Performance Advisor”) and U.S. Bank National Association, as trustee (the “Trustee”).

[__________________],
as Assessing Party

By:

[Name]
[Title]

[Date]

EXHIBIT L

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

Key:

X - obligation

Where there are multiple checks for criteria the attesting party will identify in their management assertion that they are attesting only to the portion of the distribution chain they are responsible for in the related transaction agreements.

Reg AB Reference	Servicing Criteria	Servicer and Special Servicer	Custodian	Trustee
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X		X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the Pool Assets are maintained.	N/A
1122(d)(1)(iv)

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

X
Cash Collection and Administration
1122(d)(2)(i)

Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X		X
1122(d)(2)(iii)

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

X
1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

		N/A		X
1122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)

Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

X
Investor Remittances and Reporting
1122(d)(3)(i)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of Pool Assets serviced by the Servicer.

X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.			X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.	X	X
1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreements	X	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X	X	X
1122(d)(4)(iv)

Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.

X
1122(d)(4)(v)	The Servicer’s records regarding the pool assets agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

X
1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

X
1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.	X
1122(d)(4)(x)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xii)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

X
1122(d)(4)(xiii)

Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.	N/A		X

EXHIBIT M

Form 10-D, Form 8-K and Form 10-K Reporting Responsibility

As to each item described below, the entity indicated as the Responsible Party shall be primarily responsible for reporting the information to the Trustee pursuant to Section 4.06(b), (c) and (d).  If the Trustee is indicated below as to any item, then the Trustee is primarily responsible for obtaining that information.

Under Item 1 of Form 10-D: a) items marked “4.02 statement” are required to be included in the Monthly Statement under Section 4.02, provided by the Trustee based on information received from the Servicers to the extent required of the Servicers under the Pooling and Servicing Agreement; and b) items marked “Form 10-D report” are required to be in the Form 10-D report but not the 4.02 statement, provided by the party indicated.  Information under all other Items of Form 10-D is to be included in the Form 10-D report.  Items indicated as “N/A” are not applicable to the transaction.

For purposes of this Exhibit, “Servicer” includes the Special Servicer.

Form	Item	Description	Responsible Party
10-D	1	Distribution and Pool Performance Information
Item 1121(a) – Distribution and Pool Performance Information
		(1) Any applicable record dates, accrual dates, determination dates for calculating distributions and actual distribution dates for the distribution period.	4.02 statement
		(2) Cash flows received and the sources thereof for distributions, fees and expenses.	4.02 statement
		(3) Calculated amounts and distribution of the flow of funds for the period itemized by type and priority of payment, including:	4.02 statement
		(i) Fees or expenses accrued and paid, with an identification of the general purpose of such fees and the party receiving such fees or expenses.	4.02 statement

(ii) Payments accrued or paid with respect to enhancement or other support identified in Item 1114 of Regulation AB (such as insurance premiums or other enhancement maintenance fees), with an identification of the general purpose of such payments and the party receiving such payments.

N/A
		(iii) Principal, interest and other distributions accrued and paid on the asset-backed securities by type and by class or series and any principal or interest shortfalls or carryovers.	4.02 statement
		(iv) The amount of excess cash flow or excess spread and the disposition of excess cash flow.	4.02 statement
		(4) Beginning and ending principal balances of the asset-backed securities.	4.02 statement

(5) Interest rates applicable to the pool assets and the asset-backed securities, as applicable. Consider providing interest rate information for pool assets in appropriate distributional groups or incremental ranges.

4.02 statement
		(6) Beginning and ending balances of transaction accounts, such as reserve accounts, and material account activity during the period.	4.02 statement

(7) Any amounts drawn on any credit enhancement or other support identified in Item 1114 of Regulation AB, as applicable, and the amount of coverage remaining under any such enhancement, if known and applicable.

N/A

(8) Number and amount of pool assets at the beginning and ending of each period, and updated pool composition information, such as weighted average coupon, weighted average life, weighted average remaining term, pool factors and prepayment amounts.

4.02 statement

Updated pool composition information fields to be as reasonably requested by Depositor in writing to each Servicer and the Trustee at least 30 days prior to the related Servicer Remittance Date from time to time

		(9) Delinquency and loss information for the period. In addition, describe any material changes to the information specified in Item 1100(b)(5) of Regulation AB regarding the pool assets.	4.02 statement. Form 10-D report: Servicer/Depositor

(10) Information on the amount, terms and general purpose of any advances made or reimbursed during the period, including the general use of funds advanced and the general source of funds for reimbursements.

4.02 statement
		(11) Any material modifications, extensions or waivers to pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time.	Form 10-D report: Depositor
		(12) Material breaches of pool asset representations or warranties or transaction covenants.	Form 10-D report: Seller (subject to Depositor approval)
		(13) Information on ratio, coverage or other tests used for determining any early amortization, liquidation or other performance trigger and whether the trigger was met.	4.02 statement

(14) Information regarding any new issuance of asset-backed securities backed by the same asset pool,

[information regarding] any pool asset changes (other than in connection with a pool asset converting into cash in accordance with its terms), such as additions or removals in connection with a prefunding or revolving period and pool asset substitutions and repurchases (and purchase rates, if applicable), and cash flows available for future purchases, such as the balances of any prefunding or revolving accounts, if applicable.

Disclose any material changes in the solicitation, credit-granting, underwriting, origination, acquisition or pool selection criteria or procedures, as applicable, used to originate, acquire or select the new pool assets.

Form 10-D report: Depositor Form 10-D report: Seller (subject to Depositor approval) Form 10-D report: Seller (subject to Depositor approval)
		Item 1121(b) – Pre-Funding or Revolving Period Information Updated pool information as required under Item 1121(b).	Seller (subject to Depositor approval)
	2	Legal Proceedings

Item 1117 – Legal proceedings pending against the following entities, or their respective property, that is material to Certificateholders, including proceedings known to be contemplated by governmental authorities:

Sponsor (Seller)

Depositor

Trustee

Issuing entity

Servicer or any Subservicer to which Servicer delegates servicing function to that is servicing 20% or more of pool assets at time of report

Originator of 20% or more of pool assets as of the Cut-off Date

Custodian

Seller Depositor Trustee Depositor Servicer Depositor Custodian
	3	Sales of Securities and Use of Proceeds

Information from Item 2(a) of Part II of Form 10-Q:

With respect to any sale of securities by the sponsor, depositor or issuing entity, that are backed by the same asset pool or are otherwise issued by the issuing entity, whether or not registered, provide the sales and use of proceeds information in Item 701 of Regulation S-K.  Pricing information can be omitted if securities were not registered.

Depositor
	4	Defaults Upon Senior Securities

Information from Item 3 of Part II of Form 10-Q:

Report the occurrence of any Event of Default of which the Trustee has received written notice or has actual knowledge (after expiration of any grace period and provision of any required notice)

Trustee
	5	Submission of Matters to a Vote of Security Holders
		Information from Item 4 of Part II of Form 10-Q	Trustee
	6	Significant Obligors of Pool Assets
		Item 1112(b) – Significant Obligor Financial Information*	N/A
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Item.
	7	Significant Enhancement Provider Information
		Item 1114(b)(2) – Credit Enhancement Provider Financial Information* Determining applicable disclosure threshold Obtaining required financial information or effecting incorporation by reference	N/A

Item 1115(b) – Derivative Counterparty Financial Information*

Determining current maximum probable exposure

Determining current significance percentage

Obtaining required financial information or effecting incorporation by reference

Depositor Depositor Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.
	8	Other Information
		Disclose any information required to be reported on Form 8-K during the period covered by the Form 10-D but not reported	The Responsible Party for the applicable Form 8-K item as indicated below
	9	Exhibits
		Distribution report	Trustee
		Exhibits required by Item 601 of Regulation S-K, such as material agreements	Depositor
8-K	1.01	Entry into a Material Definitive Agreement

Disclosure is required regarding entry into or amendment of any definitive agreement that is material to the securitization, even if depositor is not a party.

Examples: servicing agreement, custodial agreement.

Note: disclosure not required as to definitive agreements that are fully disclosed in the prospectus

Any of the following that is entering into a material definitive agreement: Servicer, Trustee, Seller, Depositor
	1.02	Termination of a Material Definitive Agreement

Disclosure is required regarding termination of  any definitive agreement that is material to the securitization (other than expiration in accordance with its terms), even if depositor is not a party.

Examples: servicing agreement, custodial agreement.

Any of the following that is requesting termination of a material definitive agreement: Servicer, Trustee, Seller, Depositor
	1.03	Bankruptcy or Receivership

Disclosure is required regarding the bankruptcy or receivership, if known to the Depositor, with respect to any of the following:

Sponsor (Seller), Depositor, Master Servicer, affiliated Servicer, other Servicer servicing 20% or more of pool assets at time of report, other material servicers, Trustee, significant obligor, credit enhancer (10% or more), derivatives counterparty, Custodian

Any of the following that is in bankruptcy or receivership: Servicer, Trustee, Seller, Depositor, Custodian
	2.04	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

Includes an early amortization, performance trigger or other event, including event of default, that would materially alter the payment priority/distribution of cash flows/amortization schedule.

Disclosure will be made of events other than waterfall triggers which are disclosed in the 4.02 statement

Trustee
	3.03	Material Modification to Rights of Security Holders
		Disclosure is required of any material modification to documents defining the rights of Certificateholders, including the Pooling and Servicing Agreement	Trustee (or Depositor, if the Trustee is not a party to such agreement or required to provide prior written consent to such amendment)
	5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
		Disclosure is required of any amendment “to the governing documents of the issuing entity”	Depositor
	5.06	Change in Shell Company Status
		[Not applicable to ABS issuers]	N/A
	6.01	ABS Informational and Computational Material	Depositor
[Not included in reports to be filed under Section 4.06]
	6.02	Change of Servicer or Trustee

Requires disclosure of any removal, replacement, substitution or addition of any master servicer, affiliated servicer, other servicer servicing 10% or more of pool assets at time of report, other material servicers, certificate administrator or trustee.  Reg AB disclosure about any new servicer or trustee is also required.

Servicer (as to replacement of Servicer) or Trustee (as to replacement of Trustee)
	6.03	Change in Credit Enhancement or Other External Support

Covers termination of any enhancement in manner other than by its terms, the addition of an enhancement, or a material change in the enhancement provided.  Applies to external credit enhancements as well as derivatives.  Reg AB disclosure about any new enhancement provider is also required.

Trustee
	6.04	Failure to Make a Required Distribution	Trustee
	6.05	Securities Act Updating Disclosure

If any material pool characteristic differs by 5% or more at the time of issuance of the securities from the description in the final prospectus, provide updated Reg AB disclosure about the actual asset pool.

Depositor
		If there are any new servicers or originators required to be disclosed under Regulation AB as a result of the foregoing, provide the information called for in Items 1108 and 1110 respectively.	Depositor
	7.01	Regulation FD Disclosure	Depositor
	8.01	Other Events
		Any event, with respect to which information is not otherwise called for in Form 8-K, that the registrant deems of importance to security holders.	Depositor
	9.01	Financial Statements and Exhibits	The Responsible Party applicable to reportable event
10-K	9B	Other Information
		Disclose any information required to be reported on Form 8-K during the fourth quarter covered by the Form 10-K but not reported	The Responsible Party for the applicable Form 8-K item as indicated above
	15	Exhibits and Financial Statement Schedules
		Item 1112(b) – Significant Obligor Financial Information	N/A
		Item 1114(b)(2) – Credit Enhancement Provider Financial Information Determining applicable disclosure threshold Obtaining required financial information or effecting incorporation by reference	N/A

Item 1115(b) – Derivative Counterparty Financial Information

Determining current maximum probable exposure

Determining current significance percentage

Obtaining required financial information or effecting incorporation by reference

Depositor Depositor Depositor

Item 1117 – Legal proceedings pending against the following entities, or their respective property, that is material to Certificateholders, including proceedings known to be contemplated by governmental authorities:

Sponsor (Seller)

Depositor

Trustee

Issuing entity

Servicer or any other Subservicer to which Servicer delegates servicing function to that is servicing 20% or more of pool assets at time of report

Originator of 20% or more of pool assets as of the Cut-off Date

Custodian

Seller Depositor Trustee Depositor Servicer Depositor Custodian

Item 1119 – Affiliations and relationships between the following entities, or their respective affiliates, that are material to Certificateholders:

Sponsor (Seller)

Depositor

Trustee

Servicer or any other Subservicer to which Servicer delegates servicing function to that is servicing 20% or more of pool assets at time of report

Originator

Custodian

Counterparty

Seller Depositor Trustee Servicer Depositor Custodian Depositor
		Item 1122 – Assessment of Compliance with Servicing Criteria	Trustee, Servicer, Custodian
		Item 1123 – Servicer Compliance Statement	Servicer

Schedule 1

MORTGAGE LOAN SCHEDULE

FILED BY PAPER

[ON FILE WITH THE TRUSTEE]

Schedule 2

PREPAYMENT CHARGE SCHEDULE

[TO BE PROVIDED UPON REQUEST]

Schedule 3

The Seller hereby makes the following representations and warranties related to the Mortgage Loans:

1.

The information set forth in the Mortgage Loan Schedule is true and correct in all material respects at the Cut-off Date;

2.

Immediately prior to the assignment of the Mortgage Loans to the Depositor, the Seller had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than any applicable rights to servicing and related compensation) and no action has been taken or failed to be taken by the Seller that would materially adversely affect the enforceability of any Mortgage Loan or the interests of the Depositor therein;

3.

No Mortgage Loan was more than 30 days delinquent in payment of principal and interest as of the Cut-off Date and no Mortgage Loan has been more than 30 days delinquent in the 12-month period prior to the Cut-off Date;

4.

Subject to clause (3) above as respects delinquencies, there is no default, breach, violation or event of acceleration existing under any Mortgage Note or Mortgage and no event which, with notice and expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and no such default, breach, violation or event of acceleration has been waived by the Seller or by any other entity involved in originating or servicing a Mortgage Loan;

5.

Each Mortgage Loan constitutes a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code;

6.

Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, disclosure laws and/or all predatory and abusive lending laws applicable to the origination and servicing of the Mortgage Loan have been complied with.  Any and all disclosure statements required to be made by the Mortgagor relating to such requirements are and will remain in the Mortgage File;

7.

With respect to each second lien Mortgage Loan, the first lien is in full force and effect and either (A) the prior mortgage contains a provision which allows or (B) applicable law requires, the mortgagee under the second lien Mortgage Loan to receive notice of, and affords such mortgagee an opportunity to cure any default by payment in full or otherwise under the prior mortgage;

8.

There is no delinquent tax or assessment lien against any Mortgaged Property;

9.

No Mortgagor has any right of offset, rescission, defense or counterclaim, including the defense of usury as to the related Mortgage Note or Mortgage except as may be provided under the Servicemembers’ Civil Relief, as amended, and except with respect to any buydown agreement for a buydown Mortgage Loan;

10.

All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties.

11.

The Mortgage Loan does not contain provisions pursuant to which Monthly Payments are paid or partially paid with funds deposited in any separate account established by the originator, the Mortgagor or anyone on behalf of the Mortgagor, or paid by any source other than the Mortgagor nor does it contain any other similar provisions currently in effect which may constitute a “buydown” provision.  The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;

12.

There are no mechanics’ liens or claims for work, labor or material affecting any Mortgaged Property which are or may be a lien prior to, or equal with, the lien of the related Mortgage, except such liens that are insured or indemnified against by a title insurance policy described under clause (17) below;

13.

Each Mortgaged Property is free of damage and in good repair and no notice of condemnation has been given with respect thereto and the Seller knows of nothing involving any Mortgaged Property that could reasonably be expected to materially adversely affect the value or marketability of any Mortgaged Property;

14.

Each Mortgage Loan as of the time of its origination and as of the date of execution hereof complied in all material respects with all applicable local, state and federal laws and regulations, including, without limitation, any and all laws, rules and regulations relating to consumer protection and mortgage loan origination and funding;

15.

Each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder adequate to realize the benefits of the security against the Mortgaged Property, including (i) in the case of a Mortgage that is a deed of trust, by trustee’s sale, (ii) by summary foreclosure, if available under applicable law, and (iii) otherwise by foreclosure, and there is no homestead or other exemption available to the Mortgagor that would interfere with such right to sell at a trustee’s sale or right to foreclosure, subject in each case to applicable federal and state laws and judicial precedents with respect to bankruptcy and right of redemption;

16.

With respect to each Mortgage that is a deed of trust, a trustee duly qualified under applicable law to serve as such is properly named, designated and serving, and except in connection with a trustee’s sale after default by a Mortgagor, no fees or expenses are payable by the Seller to the trustee under any Mortgage that is a deed of trust;

17.

With respect to any first lien Mortgage Loan, and with respect to any second lien Mortgage Loan for which it is required by the originator, a policy of title insurance in the form and amount required by the Program Guide was effective as of the closing of the Mortgage Loan, is valid and binding and remains in full force and effect unless the Mortgaged Properties are located in the State of Iowa, and an attorney’s certificate has been provided as described in the Program Guide;

18.

No claims have been made under such lender’s title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such lender’s title insurance policy;

19.

No Mortgage Loan provides for deferred interest or negative amortization;

20.

No Mortgage Loan has a senior mortgage which provides for deferred interest or negative amortization;

21.

Except with respect to Interest Only Mortgage Loans, principal payments on the Mortgage Loan commenced no more than sixty (60) days after the funds were disbursed in connection with the Mortgage Loan. The Mortgage Loans have an original term to maturity of not more than 30 years with interest payable in arrears on the first day of each month. Except with respect to 40/30 Mortgage Loans, 45/30 Mortgage Loans, 50/30 Mortgage Loans and Interest Only Mortgage Loans, each Mortgage Note requires a monthly payment which is sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate; provided, however, in the case of a balloon Mortgage Loan, the Mortgage Loan matures at least five (5) years after the first payment date thereby requiring a final payment of the outstanding principal balance prior to the full amortization of the Mortgage Loan. With respect to each 40/30 Mortgage Loan, 45/30 Mortgage Loan and 50/30 Mortgage Loan, other than a 40/30 Mortgage Loan, 45/30 Mortgage Loan and 50/30 Mortgage Loan that is also an Interest Only Mortgage Loan during the related interest-only period, the Mortgage Note matures (i.e., is due in full) thirty (30) years after the first payment date and is payable in equal monthly installments of principal and interest, with interest calculated and payable in arrears, sufficient to amortize the Mortgage Loan fully over a forty (40) year, forty-five (45) year or fifty (50) year period, respectively, from commencement of amortization with respect to such 40/30 Mortgage Loan, 45/30 Mortgage Loan or 50/30 Mortgage Loan, as applicable; provided, however, the final monthly installment due under the terms of such Mortgage Note on the related stated maturity date is sufficient to reduce the then outstanding principal balance to zero (0). The Monthly Payment on each Interest Only Mortgage Loan (including a 40/30 Mortgage Loan, 45/30 Mortgage Loan or 50/30 Mortgage Loan that is also an Interest Only Mortgage Loans) during the related interest only period is equal to the product of (i) the related Mortgage Interest Rate divided by twelve (12) and (ii) the principal balance of such Mortgage Loan on the first day of each month and after such interest-only period, except with respect to Interest Only Mortgage Loans that are Adjustable Rate Mortgage Loans, such Mortgage Loan is payable in equal monthly installments of principal and interest;

22.

The improvements upon the Mortgaged Properties are insured against loss by fire and other hazards including flood insurance if required under the National Flood Insurance Act of 1968, as amended.  The Mortgage requires the Mortgagor to maintain such casualty insurance at the Mortgagor’s expense, and on the Mortgagor’s failure to do so, authorize the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor’s expense and to seek reimbursement therefore from the Mortgagor;

23.

The provisions of each Mortgage Loan have not been impaired, waived, altered or modified in any respect unless approved in writing by the Seller.  The title insurer, if any, has approved the substance of any such waiver, alteration or modification to the extent required by the respective policy.  No instrument of release or waiver has been executed in connection with the Mortgage Loans, and no Mortgagor has been released, in whole or in part from its obligations in connection with a Mortgage Loan;

24.

With respect to each Mortgage Loan, the Mortgage Loan contains a customary provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder, or, in the case of adjustable-rate Mortgage Loans only, the Mortgage Loan is assumable pursuant to the terms of the Mortgage Note;

25.

The proceeds of the Mortgage Loan have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor (including any escrow funds held to make Monthly Payments pending completion of such improvements) have been complied with.  All costs, fees and expenses incurred in making, closing or recording the Mortgage Loans were paid;

26.

Any escrow arrangements established with respect to any Mortgage Loan are in compliance, in all material respects, with all applicable local, state federal laws and are in compliance with the terms of the related Mortgage Note;

27.

All improvements which were considered in determining the Appraised Value of the Mortgaged Properties lie wholly within the boundaries and the building restriction lines of the Mortgaged Properties, or the policy of title insurance, if any, affirmatively insures against loss or damage by reason of any violation, variation, encroachment or adverse circumstance that either is disclosed or would have been disclosed by an accurate survey;

28.

Each Mortgage Note and Mortgage are genuine and each constitutes a legal, valid and binding obligation of the Mortgagor enforceable in accordance with its terms except as limited by bankruptcy, insolvency or other similar laws affecting generally the enforcement of creditor’s rights;

29.

With respect to each Mortgage Loan, each Mortgage and any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan creates a valid first or second lien on, or a first or second priority ownership interest in an estate in fee simple in, the related Mortgaged Property subject only to (1) the first lien Mortgage Loan, if any, (2) the lien of current real property taxes and assessments, (3) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of the Mortgage, and such other permissible title exceptions as permitted by the originator, and (4) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the value, use, enjoyment and marketability of the Mortgaged Property

30.

With respect to each Mortgage Loan that is not secured by an interest in a leasehold estate, the Mortgaged Property consists of a parcel of real property with a single family residence erected thereon, or a two-to-four family dwelling, or an individual condominium unit, or an individual unit in a planned unit development or a de minimis planned unit development; no Mortgaged Property consists of a mobile home or a manufactured home;

31.

If the Residential Dwelling on the Mortgaged Property is a condominium unit or a unit in a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project is not ineligible under either the Program Guide or Fannie Mae’s eligibility requirements;

32.

The related Mortgaged Property is not a leasehold estate or, if such Mortgaged Property is a leasehold estate, the remaining term of such lease is at least five (5) years greater than the remaining term of the related Mortgage Note;

33.

No action, misrepresentation, fraud or similar occurrence in respect of the Mortgage Loan has taken place on the part of any party involved in the origination of the Mortgage Loan;

34.

The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage;

35.

No Mortgage Loan is subject to the Home Ownership and Equity Protection Act of 1994 (“HOEPA”) or any comparable state law or ordinance;

36.

No Mortgage Loan originated on or after November 27, 2003 and before July 6, 2004 is a “covered home loan” pursuant to the New Jersey Home Ownership Security Act of 2002;

37.

The Seller has not received notice of any default under any mortgage, lien or other encumbrance senior to each Mortgage;

38.

The Mortgagor has not notified the Seller, and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers’ Civil Relief Act, as amended;

39.

The Mortgage has not been satisfied, canceled or subordinated (except, with respect to any second lien Mortgage Loan, to the related first lien) in whole or in part, or rescinded, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part nor has any instrument been executed that would effect any such release, cancellation, subordination (except, with respect to any second lien Mortgage Loan, to the related first lien) or rescission. The Seller has not waived the performance by the Mortgagor of any action, if the Mortgagor’s failure to perform such action would cause the Mortgage Loan to be in default, nor has the Seller waived any default resulting from any action or inaction by the Mortgagor;

40.

With respect to each Mortgage Loan that contains a Prepayment Penalty, such Prepayment Penalty is enforceable and such Prepayment Penalty is permitted pursuant to federal, state and local law. No Mortgage Loan will impose a Prepayment Penalty for a term in excess of five years from the date such Mortgage Loan was originated;

41.

As of the date of origination of the Mortgage Loan, the Mortgaged Property was lawfully occupied under applicable law, and all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

42.

None of the Mortgage Loans are “high cost”, “covered” or similarly classified loans as defined by the applicable federal, state or local predatory and abusive lending laws nor is any loan a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the then current Standard & Poor’s LEVELS® Glossary which is now Version 5.7 Revised, Appendix E);

43.

To the best of the Seller’s knowledge, the Mortgaged Property is in material compliance with all applicable environmental laws, rules and regulations pertaining to environmental hazards including, without limitation, asbestos, and neither the Seller nor, to the Seller’s knowledge, the related Mortgagor, has received any notice of any violation or potential violation of any such law, rule or regulation;

44.

No Mortgage Loan has an LTV in excess of 100%.  No second lien Mortgage Loan has an CLTV in excess of 100%;

45.

None of the proceeds of any Mortgage Loan were used to finance single-premium credit insurance policies;

46.

No Mortgage Loan which was originated on or after October 1, 2002 and before March 7, 2003 and is secured by a Mortgaged Property located in the State of Georgia has an original principal balance that is less than or equal to the applicable conforming loan limit established by Fannie Mae (as of the related origination date);

47.

None of the Mortgage Loans are convertible Mortgage Loans;

48.

None of the Mortgage Loans are pay option adjustable-rate Mortgage Loans;

49.

With respect to any Mortgage Loan which is a Texas Home Equity Loan, any and all requirements of Section 50, Article XVI of the Texas Constitution applicable to Texas Home Equity Loans which were in effect at the time of the origination of the Mortgage Loan have been complied with. Specifically, without limiting the generality of the foregoing,

(a)

all fees paid by the owner of the Mortgaged Property or such owner’s spouse, to any person, that were necessary to originate, evaluate, maintain, record, insure or service the Mortgage Loan are reflected in the closing statement for such Mortgage Loan;

(b)

the Mortgage Loan was closed only at the office of the mortgage lender, an attorney at law, or a title company;

(c)

the mortgagee has not been found by a federal regulatory agency to have engaged in the practice of refusing to make loans because the applicants for the loans reside or the property proposed to secure the loans is located in a certain area;

(d)

the owner of the Mortgaged Property was not required to apply the proceeds of the Mortgage Loan to repay another debt except debt secured by the Mortgaged Property or debt to a lender other than the mortgagee;

(e)

the owner of the Mortgaged Property did not sign any documents or instruments relating to the Loan in which blanks were left to be filled in; and

(f)

if discussions between the mortgagee and the Mortgagor were conducted primarily in a language other than English, the mortgagee provided to the owner of the Mortgaged Property, prior to closing, a copy of the notice required by Section 50(g), Article XVI of the Texas Constitution translated into the written language in which the discussions were conducted.

50.

All notices, acknowledgments and disclosure statements required by Section 50, Article XVI of the Texas Constitution applicable to Texas Home Equity Loans are contained in the Mortgage File for each such Mortgage Loan;

51.

All cash-out Mortgage Loans secured by real property in the state of Texas shall be made in accordance with Texas law; and

52.

None of the Mortgagors are foreign nationals who enjoy the benefits of either full or partial diplomatic immunity;

The Seller hereby makes the following representations and warranties as to the Mortgage Loans in Subgroup 1 (the “Freddie Mac Representations”):

1.

Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state and federal laws, including, but not limited to, all applicable predatory and abusive lending laws;

2.

No refinance or purchase money Mortgage Loan has an APR or total points and fees that exceed the thresholds set by HOEPA and its implementing regulations, including 12 C.F.R. §226.32(a)(1)(i) and (ii);

3.

No Mortgage Loan originated on or after October 1, 2002 and before March 7, 2003 which is governed by the Georgia Fair Lending Act;

4.

No Mortgage Loan is a high cost loan or Covered Loan, as applicable, (as such terms are defined in the then current Standard & Poor’s LEVELS® Glossary which is now Version 5.7 Revised, Appendix E;

5.

With respect to each Mortgage Loan: no borrower obtained a prepaid single-premium credit life, credit disability, credit unemployment or credit property insurance policy in connection with the origination of the Mortgage Loan;

6.

With respect to any Mortgage Loan that contains a provision permitting imposition of a penalty upon a prepayment prior to maturity: (i) the originator's pricing methods include mortgage loans with and without prepayment premiums; (ii) borrowers selecting Mortgage Loans which include such prepayment premiums receive some benefit, (e.g a rate or fee reduction), in exchange for selecting a Mortgage Loan with a prepayment premium, (iii) the originator of the Mortgage Loan had a verifiable policy of offering the borrower, or requiring third-party brokers to offer the borrower an array of mortgage loan products that included mortgage loan products with prepayment premiums and mortgage loan products that did not require payment of such a premium, (iv) the prepayment premium is disclosed to the borrower in the loan documents pursuant to applicable state and federal law, and (v) notwithstanding any state or federal law to the contrary, the Seller shall not impose such prepayment premium in any instance when the mortgage debt is accelerated as the result of the borrower’s default in making the loan payments;

7.

In connection with any Mortgage Loan, the Servicer has fully furnished, and will fully furnish in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Seller, on a monthly basis;

8.

The originator of each Mortgage Loan offered the related borrower mortgage loan products for which the borrower qualified and the Seller is not aware that the originator encouraged or required the borrower to select a mortgage loan product that is a higher cost product designed for less creditworthy borrowers;

9.

No borrower under a Mortgage Loan in the underlying security was charged “points and fees” in an amount greater than  (a) $1,000 or (b) 5% of the principal amount of such Mortgage Loan, whichever is greater.  For purposes of this representation, “points and fees” (x) include origination, underwriting, broker and finder’s fees and charges that the lender imposed as a condition of making the Mortgage Loan, whether they are paid to the lender or a third party; and (y) exclude bona fide discount points, fees paid for actual services rendered in connection with the origination of the Mortgage (such as attorneys’ fees, notaries fees and fees paid for property appraisals, credit reports, surveys, title examinations and extracts, flood and tax certifications, and home inspections); the cost of mortgage insurance or credit-risk price adjustments; the costs of title, hazard, and flood insurance policies; state and local transfer taxes or fees; escrow deposits for the future payment of taxes and insurance premiums; and other miscellaneous fees and charges, which miscellaneous fees and charges in total, do not exceed 0.25 percent of the loan amount;

10.

With respect to any Mortgage Loan originated on or after August 1, 2004, neither the related Mortgage nor the related Mortgage Note requires the borrower to submit to arbitration to resolve any dispute arising out of or relating in any way to the Mortgage Loan;

11.

With respect to any Mortgage Loan that is on manufactured housing, upon the origination of such Mortgage Loan the manufactured housing unit either : (i) was the principal residence of the borrower upon origination of the Mortgage Loan or (ii) was classified as real property under applicable law;

12.

The original principal balance of each Mortgage Loan is within Freddie Mac’s dollar amount limits for conforming one- to four-family mortgage loans;

13.

With respect to any subordinate lien Mortgage Loan, such lien was on the principal residence of the borrower upon origination of the subordinate lien;

14.

With respect to any subordinate lien Mortgage Loan, the original loan amount did not exceed one-half of the one-unit Freddie Mac dollar amount limits for first mortgage loans, or $208,500 (in Alaska, Guam, Hawaii or the Virgin Islands: $312,750), without regard to the number of units; and

15.

The aggregate original principal balance of the first and subordinate lien Mortgage Loans relating to the same Mortgaged Property did not exceed Freddie Mac’s applicable loan limits for first-lien mortgage loans for that property type.

The Seller hereby makes the following representations and warranties as to the Mortgage Loans in Subgroup 1 (the “Fannie Mae Representations”):

1.

No Mortgage Loan is subject to the requirements of the Home Ownership and Equity Protection Act of 1994, Regulation Z Section 226.32 (“HOEPA”);

2.

Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state, and federal laws, including, but not limited to, all applicable predatory and abusive lending laws;

3.

No Mortgage Loan is a “High-Cost Home Loan” as defined in the Georgia Fair Lending Act, as amended (the “Georgia Act”).   No Mortgage Loan subject to the Georgia Act and secured by owner occupied real property or an owner occupied manufactured home located in the State of Georgia was originated (or modified) on or after October 1, 2002 through and including March 6, 2003.

4.

No Mortgage Loan is a “High-Cost Home Loan” as defined in New York Banking Law 6-1;

5.

No Mortgage Loan is a “High-Cost Home Loan” as defined in the Arkansas Home Loan Protection Act effective July 16, 2003 (Act 1340 of 2003);

6.

No Mortgage Loan is a “High-Cost Home Loan” as defined in the Kentucky high-cost home loan statute effective June 24, 2003 (Ky. Rev. Stat. Section 360.100);

7.

No Mortgage Loan is a “High-Cost Home Loan” as defined in the New Jersey Home Ownership Act effective November 27, 2003 (N.J.S.A. 46:10B-22 et seq.);

8.

No Mortgage Loan is a “High-Cost Home Loan” as defined in the New Mexico Home Loan Protection Act effective January 1, 2004 (N.M. Stat. Ann. §§ 58-21A-1 et seq.);

9.

No Mortgage Loan is a “High-Risk Home Loan” as defined in the Illinois High-Risk Home Loan Act effective January 1, 2004 (815 Ill. Comp. Stat. 137/1 et seq.);

10.

No Mortgage Loan is a “High-Cost Home Mortgage Loan” as defined in the Massachusetts Predatory Home Loan Practices Act, effective November 7, 2004 (Mass. Ann. Laws Ch. 183C);

11.

No Mortgage Loan is a “High Cost Home Loan” as defined in the Indiana Home Loan Practices Act, effective January 1, 2005 (Ind. Code Ann. Sections 24-9-1 through 24-9-9);

12.

No Mortgage Loan is a balloon mortgage loan that has an original stated maturity of less than seven (7) years;

13.

No Mortgage Loan that was originated on or after October 31, 2004, is subject to mandatory arbitration except when the terms of the arbitration also contain a waiver provision that provides that in the event of a sale or transfer of the Mortgage Loan or interest in the Mortgage Loan to Fannie Mae, the terms of the arbitration are null and void and cannot be reinstated.  The Seller hereby covenants that the seller or servicer of the Mortgage Loan, as applicable, will notify the borrower in writing within 60 days of the sale or transfer of such Mortgage Loan to Fannie Mae that the terms of the arbitration are null and void.

14.

The originator of each Mortgage Loan offered the related borrower mortgage loan products for which the borrower qualified and, to our knowledge, the originator did not encourage or require the borrower to select a mortgage loan product that is a higher cost product designed for less creditworthy borrowers.

15.

The originator of each Mortgage Loan adequately considered the borrower's ability to make payments by employing underwriting techniques that considered a variety of factors, such as: the borrower’s income, assets and liabilities, and not solely the collateral value, in deciding to extend the credit at the time of origination.

16.

With respect to any Mortgage Loan that contains a provision permitting imposition of a penalty upon a prepayment prior to maturity:(i) the originator’s pricing methods include mortgage loans with and without prepayment premiums; (ii) borrowers selecting Mortgage Loans which include such prepayment premiums receive some benefit, (e.g., a rate or fee reduction), in exchange for selecting a Mortgage Loan with a prepayment premium, (iii) the originator of the Mortgage Loan had a verifiable policy of offering the borrower, or requiring third-party brokers to offer the borrower an array of mortgage loan products that included mortgage loan products with prepayment premiums and mortgage loan products that did not require payment of such a premium, (iv) the prepayment premium is disclosed to the borrower in the loan documents pursuant to applicable state and federal law, (v) the duration of the Prepayment Penalty does not exceed three (3) years from the date of the note evidencing the Mortgage Loan, and (vi) notwithstanding any state or federal law to the contrary, the Seller shall not impose such prepayment premium in any instance when the mortgage debt is accelerated as the result of the borrower’s default in making the loan payments;

17.

No borrower was required to purchase any single premium credit insurance policy (e.g., life, mortgage, disability, accident, unemployment, or health insurance product) or debt cancellation agreement as a condition of obtaining the extension of credit.  No borrower obtained a prepaid single-premium credit insurance policy (e.g., life, mortgage, disability, accident, unemployment, or health insurance product) or debt cancellation agreement in connection with the origination of the Mortgage Loan; No proceeds from any Mortgage Loan were used to purchase single premium credit insurance policies (e.g., life, mortgage, disability, accident, unemployment, or health insurance product) or debt cancellation agreements as part of the origination of, or as a condition to closing, such Mortgage Loan;

18.

All points and fees related to each Mortgage Loan were disclosed in writing to the borrower in accordance with applicable state and federal law and regulation.  Except in the case of a Mortgage Loan in an original principal amount of less than $60,000 which would have resulted in an unprofitable origination, no borrower was charged “points and fees” (whether or not financed) in an amount greater than 5% of the principal amount of such loan, such 5% limitation is calculated in accordance with Fannie Mae’s anti-predatory lending requirements as set forth in the Fannie Mae Selling Guide;

19.

All fees and charges (including finance charges) and whether or not financed, assessed, collected or to be collected in connection with the origination and servicing of each Mortgage Loan has been disclosed in writing to the borrower in accordance with applicable state and federal law and regulation; and

20.

The Servicer will transmit full-file credit reporting data for each Mortgage Loan pursuant to Fannie Mae Guide Announcement 95-19 and that for each Mortgage Loan, Servicer agrees it shall  report one of the following statuses each month as follows: new origination, current, delinquent (30-, 60-, 90-days, etc.), foreclosed, or charged-off.